                                                                   EXHIBIT 10.28




                 [LETTERHEAD FOR TRANSAMERICA BUSINESS CREDIT]




Kevin M. Hourigan
Controller
AboveNet Communications, Inc.
50 W. San Fernando Street #1010
San Jose, CA 95113

Dear Kevin:

Transamerica Business Credit Corporation - Technology Finance Division ("Lender") is pleased to offer this commitment (this "Commitment") to Loan the equipment described below to AboveNet Communications, Inc. ("Borrower"). Except with respect to the transactions consummated (or to be consummated) under a commitment letter dated as of April 29, 1998 and the Master Loan and Security Agreement dated as of May 28, 1998, this Commitment supercedes all prior correspondence, proposals, and oral or other communications relating to leasing arrangements between Lender and Borrower.

The outline of this offer is as follows:

Lender: Transamerica Business Credit Corporation - Technology Finance Division and/or its affiliates, successors or assigns.

Borrower:                  AboveNet Communications, Inc,

Equipment Cost:            Not to exceed $9,000,000 in the aggregate (in
                           addition to prior commitment).

Equipment:                 Network operating center equipment, office equipment
                           and leasehold improvements (as listed on a capital expenditure forecast provided to Lender) (the
                           "Equipment"). All Equipment is subject to Lender approval prior to funding.

Security:                  Lender will require, junior only to the prior lien of
                           Silicon Valley Bank securing a working capital loan in an amount not to exceed $1,500,000, a perfected lien and security interest in all assets of Borrower, now owned or hereafter acquired, including cash, accounts receivable, inventory, machinery, equipment, furniture, fixtures, tools, copyrights, licenses, patents, trademarks, tradenames, other intellectual property, leases, leasehold improvements, general intangibles, and all other assets.

Location of Equipment:     California, Washington D.C. vicinity and other U.S.
                           locations as identified


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                           by Borrower.

Anticipated Draw-Down      A minimum of $100,000 will be drawn on or before
Schedule:                  October 15, 1998 and the remaining availability will
                           be drawn on or before October 31, 1999.

Draw-Down Expiration:      No Loans will be funded after October 31, 1999.

Loan Term:                 Each Loan Term will commence upon delivery of the
                           equipment or upon each delivery of items of equipment having an aggregate cost of not less than $50,000, and will continue through 42 months from the first day of the month next following or coincident with commencement of that Loan Term.

Payment Terms:             Monthly Rent equal to 2.7395% of Equipment Cost will
                           be payable monthly in advance. The first and last
                           Monthly Rent payments will be due and payable on or before commencement of each Loan Term.

                           Lender reserves the right to increase the rate set forth above as of the date each Loan Term commences proportionally to the change in the weekly average of the interest rates of 4-year U.S. Treasury Securities (as published in the Wall Street Journal) from the week ending August 7, 1998 to the week preceding the commencement of such Loan Term. As of the date each Loan Term commences, the Monthly Rent will be fixed for that entire Loan Term. A schedule of actual Monthly Rent payment amounts will be provided by the Lender following commencement of each Loan Term.

Balloon Payment:           At the end of each Loan Term, the Borrower will be
                           obligated to make one final Balloon Payment equal to 12.5% of the original principal amount of such Loan, plus any other amounts then due and owing to Lender.

Interim Rent:              Interim Rent will accrue from the date each Loan Term
                           commences until the next following first day of a month (unless the Loan Term commences on the first day of a month). Interim Rent will be calculated at the daily equivalent of the currently adjusted
                           Monthly Rent.

Warrants:                  As an inducement to the Lender to provide financing
                           on the terms generally outlined herein, Borrower will grant to Lender at the time of commitment, Warrants to purchase 100,000 shares of the common stock of the Borrower at a price per share of $2.50, with the price per share with respect to 50,000 shares to be adjusted to a price equal to 80% of (1) the price per share paid by investors in the Borrower's Series F
                           Preferred Stock financing or (2) the "price to public" in the Borrower's Initial Public Offering.
                           The Warrants will be exercisable for 5 years from the date of issuance. The Lender will have the option to exercise the Warrants without payment of the exercise price and receive only that number of shares which represents the value of the difference between the fair market value of the shares and the exercise price (i.e., "net issuance" or "cashless exercise").

Insurance.                 Prior to any delivery of equipment, the Borrower will
                           furnish confirmation of insurance acceptable to the Lender covering the Equipment including primary, all risk, physical damage, property damage and bodily injury with appropriate loss payee and additional insured endorsements in favor of the Lender.

Conditions Precedent       Each Loan will be subject to the following:
to Lending:                1.   No material adverse change in the financial
                                condition, operations or prospects of the Borrower prior to funding. The Lender reserves the right to rescind any unused portion of its commitment in the event of a material adverse change in the financial condition, operation or prospects of the Borrower.
                           2.   Completion of the documentation and final terms
                                of the proposed financing satisfactory to Lender and Lender's counsel.
                           3.   Results of all due diligence, including lien,
                                judgment and tax search and other matters Lender may request shall be satisfactory to Lender and Lender's counsel.
                           4.   Receipt by Lender of duly executed loan
                                documentation in form and substance satisfactory to Lender and its counsel.
                           5.   Lender shall receive a valid and perfected first
                                priority lien and security interest in the Equipment and Lender shall have received satisfactory evidence that there are no liens on the Equipment except as expressly permitted herein.
                           6.   $3,000,000 of this Commitment will be made
                                available immediately upon satisfaction of
                                Conditions 1 - 5 above, with the remainder becoming available upon completion of an equity financing with gross proceeds in an amount not less than $40,000,000, provided that such financing is completed on or before March 31, 1999. If the equity financing does not close prior to the such date, the Lender reserves the right to rescind the balance of this Commitment.


Additional                 There will be no actual or threatened conflict with,
Covenants:                 or violation of, any regulatory statute, standard or
                           rule relating to the Borrower, its present or future operations, or the Equipment.

                           Borrower will be required to provide quarterly financial information. All information supplied by the Borrower will be correct and will not omit any statement necessary to make the information supplied not be misleading. There will be no material breach of the representations and warranties of the Borrower in the Loan.

Expenses:                  All costs and expenses incurred by the Lender in
                           connection with the underwriting and closing of the Loans will be paid by the Borrower whether or not any Loans are consummated and funds are advanced by the Lender. Said expenses will not exceed $7,000 without prior written consent from the Borrower.

Law: This letter and the proposed Loan are intended to be governed by and construed in accordance with Illinois law without regard to its conflict of law provisions.

Indemnity:                 Borrower agrees to indemnify and to hold harmless
                           Lender, and its officers, directors and employees against all claims, damages, liabilities and expenses which may be incurred by or asserted against any such person in connection with or arising out of this letter and the transactions contemplated hereby, other than claims, damages, liability, and expense resulting from such person's gross negligence or willful misconduct.

Confidentiality:           This letter is delivered to you with the
                           understanding that neither it nor its substance shall be disclosed publicly or privately to any third person except those who are in a confidential relationship to you (such as your legal counsel and accountants), or where the same is required by law and then only on the basis that it not be further disclosed, which conditions Borrower and its agents agree to be bound by upon acceptance of this letter.

                           Without limiting the generality of the foregoing, none of such persons shall use or refer to Lender or to any affiliate name in any disclosures made in connection with any of the transactions without Lender's prior written consent.

                           Upon completion of the initial takedown by Borrower, the Borrower will no longer be required to obtain Lender's prior written consent to disclose the transaction contemplated hereby. In addition, the Borrower agrees to provide camera ready artwork of typestyles and logos of the Borrower for use in promotional material by the Lender.

Conditions of Acceptance:  This Commitment Letter is intended to be a summary of the most important elements of the agreement to enter into a loan transaction with Borrower, and it is subject to all requirements and conditions contained in Loan documentation proposed by Lender or its counsel in the course of closing the Loans described herein. Not every provision that imposes duties, obligations, burdens, or limitations on Borrower is contained herein, but shall be contained in the final Loan documentation satisfactory to Lender and its counsel.

                           EACH OF THE PARTIES HERETO IRREVOCABLY AND
                           UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATED TO THIS LETTER OR THE TRANSACTION DESCRIBED IN THIS LETTER.

Commitment Fee:            A non-refundable Commitment Fee equal to $45,000
                           (0.50% of the maximum amount of this Commitment) is due upon acceptance of this Commitment, to be retained by the Lender as compensation for the Commitment. The $45,000 Application Fee previously paid by the Borrower will be applied to the Commitment Fee.

Commitment Expiration:     This commitment shall expire on September 30, 1998
                           unless prior thereto either extended in writing by the Lender or accepted as provided below by the Borrower.


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Should you have any questions, please call me. If you wish to accept this
Commitment, please so indicate by signing and returning the enclosed duplicate copy of this letter to me by September 30, 1998.

                                    Yours truly,

                                    TRANSAMERICA BUSINESS CREDIT
                                    CORP - TECHNOLOGY FINANCE
                                    DIVISION


                                    By:  /s/  GERALD A. MICHAUD
                                       ----------------------------------------
                                       Gerald A. Michaud
                                       Senior Vice President - Marketing



Accepted this 29th day of September, 1998

ABOVENET COMMUNICATIONS, INC.


By:  /s/    STEPHEN BELOMY
   --------------------------------
            Stephen Belomy
       Executive Vice President
     and Chief Financial Officer


By:  /s/    KEVIN HOURIGAN
   --------------------------------
            Kevin Hourigan
            Vice President,
         Finances Controller


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
                              AMENDED AND RESTATED
                       MASTER LOAN AND SECURITY AGREEMENT

     THIS AGREEMENT dated as of May 28 1998, and amended and restated as of September 29, 1998, is made by AboveNet Communications, Inc. (the "Borrower"), a California corporation having its principal place of business and chief executive office at 50 W. San Fernando Street #1010, San Jose, California, 95113 in favor of Transamerica Business Credit Corporation, a Delaware corporation (the "Lender"), having its principal office at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018.

     WHEREAS, the Borrower has requested that the Lender make Loans to it from time to time; and

     WHEREAS, the Lender has agreed to make such Loans on the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and to induce the Lender to extend credit, the Borrower hereby agrees with the Lender as follows:

     SECTION 1.     DEFINITIONS.

     As used herein, the following terms shall have the following meanings, and shall be equally applicable to both the singular and plural forms of the terms defined;

Additional Collateral shall have the meaning specified in Section 2(b).

Agreement shall mean this Master Loan and Security Agreement together with all schedules and exhibits hereto, as amended, supplemented, or otherwise modified from time to time.

Applicable Law shall mean the laws of the State of Illinois (or any other jurisdiction whose laws are mandatorily applicable notwithstanding the parties' choice of Illinois law) or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

Business Day shall mean any day other than a Saturday, Sunday, or public holiday or the equivalent for banks in New York City.

Code shall have the meaning specified in Section 8(d).

Collateral shall have the meaning specified in Section 2.

Collateral Access Agreement shall mean any landlord waiver, mortgage waiver, bailee letter, or similar acknowledgement of any warehouseman or processor in possession or any Equipment.

Effective Date shall mean the date on which all of the conditions specified in
Section 3.3 shall have been satisfied.

Equipment shall have the meaning specified in Section 2.

Event of Default shall mean any event specified in Section 7.

Financial Statements shall have the meaning specified in Section 6.1.


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GAAP shall mean generally accepted accounting principles in the United States of America, as in effect from time to time.

Loans shall mean the loans and financial accommodations made by the Lender to the Borrower in accordance with the terms of this Agreement and the Notes.

Loan Documents shall mean, collectively, this Agreement, the Notes, and all other documents, agreements, certificates, instruments, and opinions executed and delivered in connection herewith and therewith, as the same may be modified, extended, restated, or supplemented from time to time.

Material Adverse Change shall mean, with respect to any Person, a material adverse change in the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

Material Adverse Effect shall mean, with respect to any Person, a material adverse effect on the business, prospects, operations, results of operations, assets, liabilities, or condition (financial or otherwise) of such Person taken as a whole.

Note shall mean each Promissory Note made by the Borrower in favor of the Lender, as amended, supplemented, or otherwise modified from time to time.

Obligations shall mean all indebtedness, obligations, and liabilities of the Borrower under the Notes and under this Agreement, whether on account of principal, interest, indemnities, fees (including, without limitation, attorneys' fees, remarketing fees, origination fees, collection fees, and all other professionals' fees), costs, expenses, taxes, or otherwise.

Permitted Liens shall mean such of the following as to which no enforcement, collection, execution, levy, or foreclosure proceeding shall have been commenced: (a) liens for taxes, assessments, and other governmental charges or levies or the claims or demands of landlords, carriers, warehousemen, mechanics, laborers, materialmen, and other like Persons arising by operation of law in the ordinary course of business for sums which are not yet due and payable, or liens which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP; (b) deposits or pledges to secure the payment of worker's compensation, unemployment insurance, or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business; (c) licenses, restrictions, or covenants for or on the use of the Equipment which do not materially impair either the use of the Equipment in the operation of the business of the Borrower or the value of the Equipment; (d) attachment or judgment liens that do not constitute an Event of Default; (e) security interests in and liens granted to current and future lenders to the Borrower which are subordinate to the security interest and lien granted to Lender hereunder; (f) subject to a maximum limit of $2,000,000, purchase money security interests or liens representing equipment leases for equipment purchased after the date hereof; (g) purchase money security interests or liens representing equipment leases for equipment purchased prior to the date hereof and (h) with respect to the Additional Collateral only, senior security interests and liens in favor of Silicon Valley Bank.

Person shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party, or government (including any division, agency, or department thereof), and the successors, heirs, and assigns of each.

Schedule shall mean each Schedule in the form of Schedule A hereto delivered by the Borrower to the Lender from time to time.

Solvent means, with respect to any Person, that as of the date as to which such Person's solvency is measured:

     (a) the fair saleable value of its assets is in excess of the total amount of its liabilities (including contingent liabilities as valued in accordance with GAAP) as they become absolute and matured;

     (b)  it has sufficient capital to conduct its business; and

     (c)  it is able generally to meet its debts as they mature.

Taxes shall have the meaning specified in section 5.5.

     SECTION 2. CREATION OF SECURITY INTEREST; COLLATERAL. (a) The Borrower hereby assigns and grants to the Lender a continuing general, first priority lien on, and security interest in, all the Borrower's right, title, and interest in and to the collateral described in the next sentence (the "Collateral") to secure the payment and performance of all the Obligations. Subject to paragraph
(b) below, the Collateral consists of all equipment set forth on all the Schedules delivered from time to time under the terms of this Agreement (the "Equipment"), together with all present and future additions, parts, accessories, attachments, substitutions, repairs, improvements, and replacements thereof or thereto, and any and all proceeds thereof, including, without limitation, proceeds of insurance and all manuals, blueprints, know-how, warranties, and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers, or others in connection therewith, and together with all substitutes for any of the foregoing.

     (b) In addition to the foregoing, the Borrower hereby assigns and grants to the Lender a continuing general lien on, and security interest in, all the Borrower's right, title, and interest in and to the collateral described in the next sentence (the "Additional Collateral") to secure the payment and performance of all the Obligations. The Additional Collateral consists of

          (i) all present and future machinery, equipment, furniture, fixtures, leasehold improvements, conveyors, tools, materials, storage and handling equipment, hydraulic presses, cutting equipment, computer equipment and hardware, including central processing units, terminals, drives, memory units, printers, keyboards, screens, peripherals and input or output devices, molds, dies, stamps, and other equipment of every kind and nature and wherever situated now or hereafter owned and held for use by the Borrower or in which the Borrower may have any interest as lessee (to the extent of such interest), together with all additions and accessions thereto, all replacements and all accessories and parts therefore, all manuals, blueprints, know-how, warranties and records in connection therewith (including, without limitation, any computer software, whether on tape, disc, card, strip or cartridge or in any other form) and all rights against suppliers, warrantors, manufacturers, and sellers or others in connection therewith, together with all substitutes for any of the foregoing;

          (ii) all present and future goods intended for sale, lease or other disposition by the Borrower including, without limitation, all raw materials, work in process, systems, accessories, spare parts, finished goods and other retail inventory, goods in the possession of outside processors or other third parties, consigned goods (to the extent of the consignee's interest therein), materials, parts and supplies of any kind, nature or description which are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of any such goods, all documents of title or documents representing the same and all records, files and writings (including, without limitation, any computer software, whether on tape, disc, card, strip or cartridge or in any other form) with respect thereto;

          (iii) all of the Borrower's present and future accounts (including rights to receive payments for goods sold or services rendered arising out of the sale or delivery of personal property or work done or labor performed), contract rights, agreements, understandings, open purchase and sale orders, promissory notes, chattel paper, documents, tax refunds, rights to receive tax refunds, bonds, certificates, insurance policies, insurance proceeds, patents, parent applications, copyrights (registered and unregistered), royalties, licenses, rights to receive fees, royalties and other payments under license agreements, permits, franchise rights, authorizations, customer and supplier lists, rights of indemnification, contribution and subrogation, leases, computer tapes, programs, discs and software, trade secrets, computer service contracts, trademarks, trade names, service marks and names, logos, goodwill, deposits, causes of action, chooses in action, judgments, designs, blueprints, quotations and bids, plans, specifications, sales literature, know-how, all other general intangibles, claims against third parties of every kind or nature, investment securities, notes, drafts, acceptances, letters of credit and rights to receive payments under letters of credit, deposit accounts, book accounts, prepaid expenses, credits and reserves and all forms of obligations whatsoever owing, instruments, documents of title, leasehold rights, including in any goods, books, ledgers, files (including credit and project files) and records (including tax records) with respect to any collateral or security, together with all right, title, security and guaranties with respect to thereto, including any right of stoppage in transit; and

               (iv)  all proceeds of the foregoing.

          SECTION 3.  THE CREDIT FACILITY.

               SECTION 3.1. BORROWINGS. Each Loan shall be in an amount not less than $100,000, and in no event shall the sum of the aggregate Loans made exceed the amount of the Lender's written commitment to the Borrower in effect from time to time. Notwithstanding anything herein to the contrary, the Lender shall be obligated to make the initial Loan and each other Loan only after the Lender, in its good faith business judgment, determines that the applicable conditions for borrowing contained in Sections 3.3 and 3.4 are satisfied. The timing and financial scope of Lender's obligation to make Loans hereunder are limited as set forth in a-the commitment letters executed by Lender and Borrower, dated as of April 29, 1998 and September 25, 1998, and attached hereto as Exhibits A and B (the "Commitment Letters").

               SECTION 3.2. APPLICATION OF PROCEEDS. The Borrower shall not directly or indirectly use any proceeds of the Loans, or cause, assist, suffer, or permit the use of any proceeds of the Loans, for any purpose other than for the purchase, acquisition, installation, or upgrading of Equipment or the reimbursement of the Borrower for its purchase, acquisition, installation, or upgrading of Equipment.

               SECTION 3.3.  CONDITIONS TO INITIAL LOAN.

          (a) The obligation of the Lender to make the initial Loan is subject to the Lender's receipt of the following, each dated the date of the initial Loan or as of an earlier date acceptable to the Lender, in form and substance satisfactory to the Lender and its counsel:

               (i) completed requests for information (Form UCC-11) listing all effective Uniform Commercial Code financing statements naming the Borrower as debtor and all tax lien, judgment, and litigation searches for the Borrower as the Lender shall deem necessary or desirable;

               (ii) Uniform Commercial Code financing statements (Form UCC-1) duly executed by the Borrower (naming the Lender as secured party and the Borrower as debtor and in form acceptance for filing in all jurisdictions that the Lender deems necessary or desirable to perfect the security interests granted to it hereunder) and, if applicable, termination statements or other releases duly filed in all jurisdictions that the Lender deems necessary or desirable to perfect and protect the priority of the security interests granted to it hereunder in the Equipment related to such initial Loan;

               (iii) a Note duly executed by the Borrower evidencing the amount of such Loan;

               (iv) a Collateral Access Agreement duly executed by the lessor or mortgagee, as the case may be, of premises in Vienna, Virginia where the Equipment is located;

                     (v) certificates of insurance required under Section 5.4 of this Agreement together with loss payee endorsements for all such policies naming the Lender as lender loss payee and as an additional insured;

                     (vi) a copy of the resolutions of the Board of Directors of the Borrower (or a unanimous consent of directors in lieu thereof) authorizing the execution, delivery, and performance of this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, attached to which is a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) that the copy of the resolutions is true, complete, and accurate, that such resolutions have not been amended or modified since the date of such certification and are in full force and effect and (B) the Incumbency, names, and true signatures of the officers of the Borrower authorized to sign the Loan Documents to which it is a party;

                     (vii) the opinion of counsel for the Borrower covering such matters incident to the transactions contemplated by this Agreement as the Lender may reasonably require; and

                     (viii) such other agreements and instruments as the Lender deems necessary in its good faith business judgment in connection with the transactions contemplated hereby.

              (b) There shall be no pending or, to the knowledge of the Borrower after due inquiry, threatened litigation, proceeding, inquiry, or other action (i) seeking an injunction or other restraining order, damages, or other relief with respect to the transactions contemplated by this Agreement or the other Loan Documents or thereby or (ii) which affects or could affect the business, prospects, operations, assets, liabilities, or condition (financial or otherwise) of the Borrower, except, in the case of clause (ii), where such litigation, proceeding, inquiry, or other action could not be expected to have a Material Adverse Effect in the judgment of the Lender.

              (c) The Borrower shall have paid all fees and expenses required to be paid by it to the Lender as of such date (fees and expenses in connection closing this transaction are capped at $57,000).

              (d) The security interests in the Collateral and the Additional Collateral granted in favor of the Lender under this Agreement shall have been duly perfected and, with respect to the Equipment related to the initial Loan, shall constitute first priority liens.

                     SECTION 3.4. CONDITIONS PRECEDENT TO EACH LOAN. The obligation of the Lender to make each Loan is subject to the satisfaction of the following conditions precedent:

              (a) the Lender shall have received the documents, agreements, and instruments set forth in Section 3.3(a)(i) through (v) applicable to such Loan, each in form and substance satisfactory to the Lender and its counsel and each dated the date of such Loan or as of an earlier date acceptable to the Lender;

              (b) the Lender shall have received a Schedule of the Equipment related to such Loan, in form and substance satisfactory to the Lender and its counsel, and the security interests in such Equipment related to such Loan granted in favor of the Lender under this Agreement shall have been duly perfected and shall constitute first priority liens;

              (c) all representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct on and as of the date such Loan as if then made, other than representations and warranties that expressly relate solely to an earlier date, in which case they shall have been true and correct as of such earlier date;

              (d) no Event of Default or event which with the giving of notice or the passage of time, or both, would constitute an Event of Default shall have occurred and be continuing or would result from the making of the requested Loan as of the date of such request; and

              (e) the Borrower shall be deemed to have hereby reaffirmed and ratified all security interests, liens, and other encumbrances heretofore granted by the Borrower to the Lender.

              SECTION 4.    THE BORROWER'S REPRESENTATIONS AND WARRANTIES.

                     SECTION 4.1. GOOD STANDING; QUALIFIED TO DO BUSINESS. The Borrower (a) is duly organized, validly existing, and in good standing under the laws of the State of its organization, (b) has the power and authority to own its properties and assets and to transact the business in which it is presently, or proposes to be, engaged, and (c) is duly qualified and authorized to do business and is in good standing in every jurisdiction in which the failure to be so qualified could have a Material Adverse Effect on (i) the Borrower, (ii) the Borrower's ability to perform its obligations under the Loan Documents, or (iii) the rights of the Lender hereunder.

                     SECTION 4.2. DUE EXECUTION, ETC. The execution, delivery, and performance by the Borrower of each of the Loan Documents to which it is a party are within the powers of the Borrower, do not contravene the organizational documents, if any, of the Borrower, and do not (a) violate any law or regulation, or any order or decree of any court or governmental authority, (b) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage, or deed of trust or any material lease, agreement, or other instrument binding on the Borrower or any of its properties, or (c) require the consent, authorization by, or approval of or notice to or filing or registration with any governmental authority or other Person. This Agreement is, and each of the other Loan Documents to which the Borrower is or will be a party, when delivered hereunder or thereunder, will be, the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally and by general principles of equity.

                     SECTION 4.3. SOLVENCY; NO LIENS. The Borrower is Solvent and will be Solvent upon the completion of all transactions contemplated to occur hereunder (including, without limitation, the Loan to be made on the Effective Date); the security interests granted herein constitute and shall at all times constitute the first and only liens on the Collateral other than Permitted Liens, and, with respect to the Additional Collateral, the first lien other than the lien of Silicon Valley Bank; and the Borrower is, or will be at the time additional Collateral is acquired by it, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer, and create a security interest therein, free and clear of any and all claims or liens in favor of any other Person other than Permitted Liens.

       SECTION 4.4. NO JUDGMENTS, LITIGATION. No judgments are outstanding against the Borrower nor is there now pending or, to the best of the Borrower's knowledge after diligent inquiry, threatened any litigation, contested claim, or governmental proceeding by or against the Borrower except judgments and pending or threatened litigation, contested claims, and governmental proceedings which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

                     SECTION 4.5. NO DEFAULTS. The Borrower is not in default or has not received a notice of default under any material contract, lease, or commitment to which it is a party or by which it is bound. The Borrower knows of no dispute regarding any contract, lease, or commitment which could have a Material Adverse Effect on the Borrower.

                     SECTION 4.6. COLLATERAL LOCATIONS. On the date hereof, each item of the Collateral is located at the place of business specified in the applicable Schedule.

                     SECTION 4.7. NO EVENTS OF DEFAULT. No Event of Default has occurred and is continuing nor has any event occurred which, with the giving of notice or the passage of time, or both, would constitute an Event of Default.

                     SECTION 4.8. NO LIMITATION ON LENDER'S RIGHTS. Except as permitted herein, none of the Collateral is subject to contractual obligations that may restrict or inhibit the Lender's rights or abilities to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

          SECTION 4.9. PERFECTION AND PRIORITY OF SECURITY INTEREST. This Agreement creates a valid and, upon completion of all required filings of financing statements, perfected first priority and exclusive security interest in the Collateral, and, subject to Permitted Liens and, in the Additional Collateral, the senior lien of Silicon Valley Bank securing the payment of all the Obligations.

          SECTION 4.10. MODEL AND SERIAL NUMBERS. The Schedules set forth the true and correct model number and serial number of each item of Equipment that constitutes Collateral.

          SECTION 4.11. ACCURACY AND COMPLETENESS OF INFORMATION. All data, reports, and information heretofore, contemporaneously, or hereafter furnished by or on behalf of the Borrower in writing to the Lender or for purposes of or in connection with this Agreement or any other Loan Document, or any transaction contemplated hereby or thereby, are or will be true and accurate in all material respects on the date as of which such data, reports, and information are dated or certified and not incomplete by omitting to state any material fact necessary to make such data, reports, and information not misleading at such time. There are no facts now known to the Borrower which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect and which have not been specified herein, in the Financial Statements, or in any certificate, opinion, or other written statement previously furnished by the Borrower to the Lender.

          SECTION 4.12. PRICE OF EQUIPMENT. The cost of each item of Equipment does not exceed the fair and usual price for such type of equipment purchased in like quantity and reflects all discounts, rebates and allowances for the Equipment (including, without limitation, discounts for advertising, prompt payment, testing, or other services) given to the Borrower by the manufacturer, supplier, or any other person.

     SECTION 5.     COVENANTS OF THE BORROWER.

          SECTION 5.1. EXISTENCE, ETC. The Borrower shall: (a) retain its existence and its current yearly accounting cycle, (b) maintain in full force and effect all licenses, bonds, franchises, leases, trademarks, patents, contracts, and other rights necessary or desirable to the profitable conduct of its business unless the failure to do so could not reasonably be expected to have a Material Adverse Effect on the Borrower, (c) continue in, and limit its operations to, the same general lines of business as those presently conducted by it, and (d) comply with all applicable laws and regulations of any federal, state, or local governmental authority, except for such laws and regulations the violations of which would not, in the aggregate, have a Material Adverse Effect on the Borrower.

          SECTION 5.2. NOTICE TO THE LENDER. As soon as possible, and in any event within five days after the Borrower learns of the following, the Borrower will given written notice to the Lender of (a) any proceeding instituted or threatened to be instituted by or against the Borrower in any federal, state, local, or foreign court or before any commission or other regulatory body (federal, state, local, or foreign) involving a sum, together with the sum involved in all other similar proceedings, in excess of $100,000 in the aggregate, (b) any contract that is terminated or amended and which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower,
(c) the occurrence of any Material Adverse Change with respect to the Borrower, and (d) the occurrence of any Event of Default or event or condition which, with notice or lapse of time or both, would constitute an Event of Default, together with a statement of the action which the Borrower has taken or proposes to take with respect thereto.

          SECTION 5.3. MAINTENANCE OF BOOKS AND RECORDS. The Borrower will maintain books and records pertaining to the Collateral in such detail, form, and scope as the Lender shall require in its commercially reasonable judgment. The Borrower agrees that the Lender or its agents may enter upon the Borrower's premises at any time and from time to time during normal business hours after reasonable notice, and at any time upon the occurrence and continuance of an Event of Default, for the purpose of inspecting the Collateral and any and all records pertaining thereto.

     SECTION 5.4. INSURANCE. The Borrower will maintain insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, and covering such risks as are at all times satisfactory to the lender. All such policies shall be made payable to the Lender, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Lender may reasonably require to protect the Lender's interests in the Collateral and to any payments to be made under such policies. Certificates of insurance policies are to be delivered to the Lender, premium prepaid, with the loss payable endorsement in the Lender's favor, and shall provide for not less than thirty days' prior written notice to the Lender, of any alteration or cancellation of coverage. If the Borrower fails to maintain such insurance, the Lender may, after notice to the Borrower, arrange for (at the Borrower's expense and without any responsibility on the Lender's part for) obtaining the insurance. Unless the Lender shall otherwise agree with the Borrower in writing, the Lender shall have the sole right, in the name of the Lender or the Borrower, to file claims under any insurance policies, to receive and give acquittance for any payments that may be payable thereunder, and to execute any endorsements, receipts, releases, assignments, reassignments, or other documents that may be necessary to effect the collection, compromise, or settlement of any claims under any such insurance policies.

     SECTION 5.5. TAXES. The Borrower will pay, when due, all taxes, assessments, claims, and other charges ("Taxes") lawfully levied or assessed against the Borrower or the Collateral other than taxes that are being diligently contested in good faith by the Borrower by appropriate proceedings promptly instituted and for which an adequate reserve is being maintained by the Borrower in accordance with GAAP. If any Taxes remain unpaid after the date fixed for the payment thereof, or if any lien shall be claimed therefor, then, without notice to the Borrower, but on the Borrower's behalf, the Lender may pay such Taxes, and the amount thereof shall be included in the Obligations.

     SECTION 5.6. BORROWER TO DEFEND COLLATERAL AGAINST CLAIMS; FEES ON COLLATERAL. The Borrower will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein. The Borrower will not permit any notice creating or otherwise relating to liens on the Collateral or any portion thereof to exist or be on file in any public office other than Permitted Liens. The Borrower shall promptly pay, when payable, all transportation, storage, and warehousing charges and license fees, registration fees, assessments, charges, permit fees, and taxes (municipal, state, and federal) which now or hereafter be imposed upon the ownership, leasing, renting, possession, sale, or use of the Collateral, other than taxes on or measured by the Lender's income and fees, assessments, charges, and taxes which are being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves are maintained to the extent required by GAAP.

     SECTION 5.7. NO CHANGE OF LOCATION, STRUCTURE, OR IDENTITY. The Borrower will not (a) change the location of its chief executive office or establish any place of business other than those specified herein or (b) move or permit the movement of any item of Collateral from the location specified in the applicable Schedule, except that the Borrower may change its chief executive office and keep Collateral at other locations within the United States provided that the Borrower has delivered to the Lender (i) prior written notice thereof and (ii) duly executed financing statements and other agreements and instruments (all in form and substance satisfactory to the Lender) necessary or, in the opinion of the Lender, desirable to perfect and maintain in favor of the Lender a first priority security interest in the Collateral. Notwithstanding anything to the contrary in the immediately preceding sentence, the Borrower may keep any Collateral consisting of motor vehicles or rolling stock at any location in the United States provided that the Lender's security interest in any such Collateral is conspicuously marked on the certificate of title thereof and the Borrower has complied with the provisions of section 5.9.

     SECTION 5.8. USE OF COLLATERAL; LICENSES; REPAIR. The Collateral shall be operated by competent, qualified personnel in connection with the Borrower's business purposes, for the purpose for which the Collateral was designed and in accordance with applicable operating instructions, laws, and government regulations, and the Borrower shall use every reasonable precaution to prevent loss or damage to the Collateral from fire and other hazards. The Collateral shall not be used or operated for personal, family, or household purposes. The Borrower shall procure and maintain in effect all orders, licenses, certificates, permits, approvals, and consents required by federal, state, or local laws or by any governmental body, agency, or authority in connection with the delivery, installation, use, and operation of the Collateral. The Borrower shall keep all of the Equipment in a satisfactory state of repair and satisfactory operating condition in accordance with industry standards, and will make all repairs and replacements when and where necessary and practical. The Borrower will not waste or destroy the Equipment or any part thereof, and will not be negligent in the care or use thereof. The Equipment shall not be annexed or affixed to or become part of any realty without the Lender's prior written consent.

     SECTION 5.9. FURTHER ASSURANCES. The Borrower will, promptly upon request by the Lender, execute and deliver or use its best efforts to obtain any document required by the Lender (including, without limitation, warehouseman or processor disclaimers, mortgagee waivers, landlord disclaimers, or subordination agreements with respect to the Obligations and the Collateral), give any notices, execute and file any financing statements, mortgages, or other documents (all in form and substance satisfactory to the Lender), mark any chattel paper, deliver any chattel paper or instruments to the Lender, and take any other actions that are necessary or, in the opinion of the Lender, desirable to perfect or continue the perfection and the first priority of the Lender's security interest in the Collateral, to protect the Collateral against the rights, claims, or interests of any Persons, or to effect the purposes of this Agreement. The Borrower hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Borrower where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. To the extent required under this Agreement, the Borrower will pay all costs incurred in connection with any of the foregoing.

     SECTION 5.10. NO DISPOSITION OF COLLATERAL. The Borrower will not in any way hypothecate or create or permit to exist any lien, security interest, charge, or encumbrance on or other interest in any of the Collateral, except for the lien and security interest grated hereby and Permitted Liens which are junior to the lien and security interest of the Lender, and the Borrower will not sell, transfer, assign, pledge, collaterally assign, exchange, or otherwise dispose of any of the Collateral. In the event the Collateral, or any part thereof, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Lender shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange, or other disposition, and the Borrower will hold the proceeds thereof in a separate account for the benefit of the Lender. Following such a sale, the Borrower will transfer such proceeds to the Lender in kind.

     SECTION 5.11. NO LIMITATION ON LENDER'S RIGHTS. The Borrower will not enter into any contractual obligations which may restrict or inhibit the Lender's rights or ability to sell or otherwise dispose of the Collateral or any part thereof.

     SECTION 5.12. PROTECTION OF COLLATERAL. Upon notice to the Borrower (provided that if an Event of Default has occurred and is continuing the Lender need not give any notice), the Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect its security interests in the Collateral, including, without limitation, the rights to satisfy, purchase, contest, or compromise any encumbrance, charge, or lien which, in the reasonable judgment of the Lender, appears to be prior to or superior to the security interests granted hereunder, and appear in, and defend any action or proceeding purported to affect its security interests in, or the value of, any of the Collateral. The Borrower hereby agrees to reimburse the Lender for all payments made and expenses incurred under this Agreement including reasonable fees, expenses, and disbursements of attorneys and paralegals (including the allocated costs of in-house counsel) acting for the Lender, including any of the foregoing payments under, or acts taken to protect its security interests in, any of the Collateral, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by the Lender hereunder absent the Lender's gross negligence or willful misconduct. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

     SECTION 5.13. DELIVERY OF ITEMS. The Borrower will (a) promptly (but in no event later than one Business Day) after its receipt thereof, deliver to the Lender any documents or certificates of title issued with respect to any property included in the Collateral, and any promissory notes, letters of credit or instruments related to or otherwise in connection with any property included in the Collateral, which in any such case come into the possession of the Borrower, or shall cause the issuer thereof to deliver any of the same directly to the Lender, in each case with any necessary endorsement in favor of the Lender and (b) deliver to the Lender as soon as available copies of any and all press releases and other similar communications issued by the Borrower.

          SECTION 5.14. SOLVENCY. The Borrower shall be and remain Solvent at all times.

          SECTION 5.15. FUNDAMENTAL CHANGES. The Borrower shall not (a) amend or modify its name, unless the Borrower delivers to the Lender thirty days prior to any such proposed amendment or modification written notice of such amendment or modification and within ten days before such amendment or modification delivers executed Uniform Commercial Code financing statements (in form and substance satisfactory to the Lender) or (b) merge or consolidate with any other entity or make any material change in its capital structure, in each case without the Lender's prior written consent which shall not be unreasonably withheld.

          SECTION 5.16. ADDITIONAL REQUIREMENTS. The Borrower shall take all such further actions and executive all such further documents and instruments as the Lender may reasonably request.

     SECTION 6. FINANCIAL STATEMENTS. Until the payment and satisfaction in full of all Obligations, the Borrower shall deliver to the Lender the following financial information:

          SECTION 6.1. ANNUAL FINANCIAL STATEMENTS. As soon as available, but not later than 120 days after the end of each fiscal year of the Borrower and its consolidated subsidiaries, the consolidated balance sheet, income statement, and statements of cash flows and shareholders equity for the Borrower and its consolidated subsidiaries (the "Financial Statements") for such year, reported on by independent certified public accountants without an adverse qualification; and

          SECTION 6.2 QUARTERLY FINANCIAL STATEMENTS. As soon as available, but not later than 60 days after the end of each of the first three fiscal quarters in any fiscal year of the Borrower and its consolidated subsidiaries, the Financial Statements for such fiscal quarter, together with a certification duly executed by a responsible officer of the Borrower that such Financial Statements have been prepared in accordance with GAAP and are fairly stated in all material respects (subject to normal year-end audit adjustments).

     SECTION 7. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an Event of Default hereunder:

          (a) the Borrower shall fail to pay within five days of when due any amount required to be paid by the Borrower under or in connection with any Note and this Agreement;

          (b) any representation or warranty made or deemed made by the Borrower under or in connection with any Loan Document or any Financial Statement shall prove to have been false or incorrect in any material respect when made;

          (c) the Borrower shall fail to perform or observe (i) any of the terms, covenants or agreements contained in Section 5.4, 5.7, 5.10, 5.14, or
5.15 hereof or (ii) any other term, covenant, or agreement contained in any Loan Document (other than the other Events of Default specified in this Section
7) and such failure remains unremedied for the earlier of fifteen days from (A) the date on which the Lender has given the Borrower written notice of such failure and (B) the date on which the Borrower knew or should have known of such failure;

          (d) any provision of any Loan Document to which the Borrower is a party shall for any reason cease to be valid and binding on the Borrower, or the Borrower shall so state;

          (e) dissolution, liquidation, winding up, or cessation of the Borrower's business, failure of the Borrower generally to pay its debts as they mature, admission in writing by the Borrower of its inability generally to pay its debts as they mature, or calling of a meeting of the Borrower's creditors for purposes of compromising any of the Borrower's debts;

          (f) the commencement by or against the Borrower of any bankruptcy, insolvency, arrangement, reorganization, receivership, or similar proceedings under any federal or state law and, in the case of any such involuntary proceeding, such proceeding remains undismissed or unstayed for forty-five days following the commencement thereof, or any action by the Borrower is taken authorizing any such proceedings;

          (g) an assignment for the benefit of creditors is made by the Borrower, whether voluntary or involuntary, the appointment of a trustee, custodian, receiver, or similar official for the Borrower or for any substantial property of the Borrower, or any action by the Borrower authorizing any such proceeding;

          (h) the Borrower shall default in (i) the payment of principal or interest on any indebtedness in excess of $100,000 (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such indebtedness was created; or (ii) the observance or performance of any other agreement or condition relating to any such indebtedness or contained in any instrument or agreement relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness to cause, with the giving of notice if required, such indebtedness to become due prior to its stated maturity; or (iii) any loan or other agreement under which the Borrower has received financing from Transamerica Corporation or any of its affiliates;

          (i)  the Borrower suffers or sustains a Material Adverse Change;

          (j) any tax lien, other than a Permitted Lien, is filed of record against the Borrower and is not bonded or discharged within five Business Days;

          (k) any judgment which has had or could reasonably be expected to have a Material Adverse Effect on the Borrower and such judgment shall not be stayed, vacated, bonded, or discharged within sixty days;

          (l) any material covenant, agreement, or obligation, as determined in the sole discretion of the Lender, made by the Borrower and contained in or evidenced by any of the Loan Documents shall cease to be enforceable, or shall be determined to be unenforceable, in accordance with its terms; the Borrower shall deny or disaffirm the Obligations under any of the Loan Documents or any liens granted in connection therewith; or any liens granted on any of the Collateral in favor of the Lender shall be determined to be void, voidable, or invalid, or shall not be given the priority contemplated by this Agreement; or

          (m) there is a change, other than a change which results from the sale of newly issued securities to investors, in more than 35% of the ownership of any equity interests of the Borrower on the date hereof or more than 35% of such interests become subject to any contractual, judicial, or statutory lien, charge, security interest, or encumbrance.

     SECTION 8. REMEDIES. If any Event of Default shall have occurred and be continuing:

          (a) The Lender may, without prejudice to any of its other rights under any Loan Document or Applicable Law, declare all Obligations to be immediately due and payable (except with respect to any Event of Default set forth in Section 7(f) hereof, in which case all Obligations shall automatically become immediately due and payable without necessity of any declaration) without presentment, representation, demand of payment, or protest, which are hereby expressly waived.

          (b) The Lender may, upon three (3) days' prior notice, take possession of the Collateral and, for that purpose may enter, with the aid and assistance of any person or persons, any premises where the Collateral or any part hereof is, or may be placed, and remove the same.

          (c) The obligation of the Lender, if any, to make additional Loans or financial accommodations of any kind to the Borrower shall immediately terminate.

          (d) The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (or in any Loan Document) or otherwise available to it, all the rights and remedies of a secured party under the applicable Uniform Commercial Code (the "Code") whether or not the Code applies to the affected Collateral and also may (i) require the Borrower to, and the Borrower hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties and
(ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Borrower agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (e) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, or then or at any time thereafter applied in whole or in part by the Lender against, all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after the full and final payment of all the Obligations shall be paid over to the Borrower or to such other Person to which the Lender may be required under applicable law, or directed by a court of competent jurisdiction, to make payment of such surplus.

     SECTION 9. MISCELLANEOUS PROVISIONS.

          SECTION 9.1. NOTICES. Except as otherwise provided herein, all notices, approvals, consents, correspondence, or other communications required or desired to be given hereunder shall be given in writing and shall be delivered by overnight courier, hand delivery, or certified or registered mail, postage prepaid, if to the Lender, then to Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention:
Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department, and if to the Borrower, then to AboveNet Communications, Inc., 50 W. San Fernando Street #1010, San Jose, California 95113, Attention: Controller, with a copy to Gunderson Dettmer,
155 Constitution Drive, Menlo Park, California 94025, Attention: Carla Newell, Esq. or such other address as shall be designated by the Borrower or the Lender to the other party in accordance herewith. All such notices and correspondence shall be effective when received.

          SECTION 9.2. HEADINGS. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

          SECTION 9.3. ASSIGNMENTS. The Borrower shall not have the right to assign any Note or this Agreement or any interest therein unless the Lender shall have given the Borrower prior written consent and the Borrower and its assignee shall have delivered assignment documentation in form and substance satisfactory to the Lender in its sole discretion. The Lender may assign its rights and delegate its obligations under any Note or this Agreement.

          SECTION 9.4. AMENDMENTS, WAIVERS, AND CONSENTS. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Borrower from any provision of this Agreement shall be effective only by a writing signed by the Lender and shall bind and benefit the Borrower and the Lender and their respective successors and assigns, subject, in the case of the Borrower, to the first sentence of

Section 9.3

     SECTION 9.5. INTERPRETATION OF AGREEMENT. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in a Note shall have the meaning set forth in the applicable Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with any Note, or any term or provision thereof, and is not dealt with herein with more specificity, this Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

     SECTION 9.6. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the indefeasible payment in full of the Obligations, (ii) be binding upon the Borrower and its successors and assigns and (iii) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees, and assigns.

     SECTION 9.7. REINSTATEMENT. To the extent permitted by law, this Agreement and the rights and powers granted to the Lender hereunder and under the Loan Documents shall continue to be effective or be reinstated if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization or the Borrower or upon the appointment of any receiver, intervenor, conservator, trustee, or similar official for the Borrower or any substantial part of its assets, or otherwise, all as though such payments had not been made.

     SECTION 9.8. SURVIVAL OF PROVISIONS. All representations, warrants, and covenants of the Borrower contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Borrower of the Obligations secured hereby.

     SECTION 9.9 INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Lender and its directors, officers, agents, employees, and counsel from and against any and all costs, expenses, claims or liability incurred by the Lender or such Person hereunder and under any other Loan Document or in connection herewith or therewith, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Lender or such Person.

     SECTION 9.10. COUNTERPART; TELECOPIED SIGNATURES. This Agreement may be executed in counterparts, each of which when so executed and delivered shall be an original, but both of which shall together constitute one and the same instrument. This Agreement and each of the other Loan Documents and any notices given in connection herewith or therewith may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

     SECTION 9.11. SEVERABILITY. In case any provision in or obligation under this Agreement or any Note or any other Loan Document shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in nay other jurisdiction, shall not in any way be affected or impaired thereby.

     SECTION 9.12. DELAYS; PARTIAL EXERCISE OF REMEDIES. No delay or omission of the Lender to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

     SECTION 9.13. ENTIRE AGREEMENT. The Borrower and the Lender agree that this Agreement, the Schedule hereto, and the Commitment Letter are the complete and exclusive statement and agreement between the parties with respect to the subject matter hereof, superseding all proposals and prior agreements, oral or written, and all other communications between the parties with respect to the subject matter hereof. Should there exist any inconsistency between the terms of the Commitment Letter and this Agreement, the terms of this Agreement shall prevail.

     SECTION 9.14. SETOFF. In addition to and not in limitation of all rights of offset that the Lender may have under Applicable Law, and whether or not the Lender has made any demand or the Obligations of the Borrower have matured, the Lender shall have the right to appropriate and apply to the payment of the Obligations of the Borrower all deposits and other obligations then or thereafter owing by the Lender to or for the credit or the account of the Borrower.

     SECTION 9.15. WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     SECTION 9.16. COVERING LAW. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     SECTION 9.17. VENUE; SERVICE OF PROCESS. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS SITUATED IN COOK COUNTY, OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS, AND, BY EXECUTION AND DELIVER OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE BORROWER HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (a) ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND (b) THE RIGHT TO INTERPOSE ANY NONCOMPULSORY SETOFF, COUNTERCLAIM, OR CROSS-CLAIM. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT THE ADDRESS FOR IT SPECIFIED IN SECTION 9.1 HEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION, SUBJECT IN EACH INSTANCE TO THE PROVISIONS HEREOF WITH RESPECT TO RIGHTS AND REMEDIES.

     IN WITNESS WHEREOF, the undersigned Borrower has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first set forth above.

                                   ABOVENET COMMUNICATIONS, INC.


                                   By:
                                      ---------------------------
                                      Name:
                                      Title:
                                   Federal Tax ID:

Accepted as of the
    day of September, 1988
---

TRANSAMERICA BUSINESS CREDIT CORPORATION


By:
   ---------------------------
   Name:
   Title:

                              AMENDED AND RESTATED
                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

     THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT is made and entered into as of this 28th day of May, 1998 (this "Agreement") and amended and restated as of September 28, 1998, between ABOVENET COMMUNICATIONS, INC., a California corporation (the "Grantor"), with and in favor of TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Grantor is entering into a Master Loan and Security Agreement dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; terms which are capitalized herein and not otherwise defined shall have the meanings given to them in the Loan Agreement) with the Lender, pursuant to which the Lender agreed to make loans and advances to the Grantor, subject to the terms and conditions set forth in the Loan Agreement; and

     WHEREAS, under the Loan Agreement, the Grantor has granted to the Lender a security interest in and lien on substantially all of its assets; and

     WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement that the Grantor shall have executed and delivered this Agreement and granted a security interest in all of the Grantor's right, title and interest in and to all of the Intellectual Property Collateral (as hereinafter defined) in favor of the Lender, as contemplated hereby.

     NOW, THEREFORE, in consideration of the premises hereof and to induce the Lender to enter into the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Security for Obligations.

          (a) Security Interest in Patents. To secure the full and prompt payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, the Grantor hereby grants and conveys to the Lender a valid security interest in, with a power of sale to the extent permitted by law, all of its right, title and interest in the United States and throughout the world, in and to all of the now owned and hereafter acquired United States and foreign patents and all patent and design patent applications, and all issues, reissues, re-examinations, continuations, continuations-in-part or divisions thereof, and all proceeds thereof (hereinafter collectively referred to as the "Patents"). All unexpired patents and all currently pending patent applications in which the Grantor has an interest are listed on Schedule A attached hereto and made a part hereof. Subject to the provisions of Section 2(n), the Grantor hereby further grants, assigns and conveys to the Lender a valid security interest in all of the right, title and interest of the Grantor in and to all products, proceeds, income, royalties, damages and payments now or hereafter due and payable under or in respect of all Patents and, subject to the provisions of Section 2(n), in and to all rights during the term of this Agreement to sue, collect and retain for the Lender's benefit damages and payments for past or future infringements of the Patents.

          (b) Security Interest in Trademarks. To secure the payment and performance of all of the Obligations, the Grantor hereby grants and conveys to the Lender a valid security interest in, with a power of sale to the extent permitted by applicable law, all of its right, title and interest, in the United States and throughout the world, in and to all of its now owned and hereafter acquired trademarks, service marks and trade names, and all variants thereof (whether or not such name is the subject of a registration or an application therefor), and all registrations and applications to register the same, and all renewals thereof, and the goodwill of the business relating thereto, and all proceeds thereof (hereinafter collectively referred to as the "Trademarks"). All United States trademark registrations and all currently pending trademark applications in which the Grantor has an interest and all foreign trademark registrations and all currently pending trademark applications in which the Grantor has an interest, are listed on Schedule B attached hereto and made a part hereof. Subject to the provisions of Section 2(n), the Grantor hereby further grants to the Lender a valid security interest in all of its right, title and interest in and to

(i) all products, proceeds, income, royalties, damages and payments now and hereafter due and payable under or in respect of all Trademarks, (ii) subject to the provisions of Section 2(n), all rights during the term of this Agreement to sue, collect and retain for the Lender's benefit damages and payments for past or future infringements of the Trademarks and (iii) all rights under or interest in any trademark license agreements or service mark license agreements with any other party, whether the Grantor is a licensee or licensor under any such license agreement, and the right to prepare for sale and sell any and all assets now or hereafter owned by the Grantor and now or hereafter covered by such licenses.

          (c) Security Interest in Copyrights. To secure the payment and performance of all of the Obligations, the Grantor hereby grants to the Lender a valid security interest in all of its right, title and interest, in the United States and throughout the world, in and to all of its now owned and hereafter acquired copyrights, and all registrations and applications to register the same, all renewals thereof, any written agreement, naming the Grantor as licensor or licensee, granting any right under any copyright, any work which is or may be subject to copyright protection pursuant to Title 17 of the U.S. Code, and all physical things embodying such works (including, without limitation, copies thereof) created or otherwise used in the business of the Grantor, and all proceeds thereof (hereinafter collectively referred to as the "Copyrights"). All copyright registrations and all currently pending copyright applications in which the Grantor has an interest are listed on Schedule C attached hereto and made a part hereof. Subject to the provisions of Section 2(n), the Grantor hereby further grants to the Lender a valid security interest in all of its right, title and interest in and to all products, proceeds, income, royalties, damages and payments now and hereafter due and payable under or in respect of all Copyrights and, subject to the provisions of Section 2(n), in and to all rights during the term of this Agreement to sue, collect and retain for the Lender's benefit damages and payments for past or future infringements of the Copyrights.

          (d) Security Interest in Proprietary Information. To Secure the payment and performance of all of the Obligations, the Grantor hereby grants to the Lender a valid security interest in all of its right, title and interest, in the United States and throughout the world, in and to all of its now owned and hereafter acquired inventions, discoveries, trade secrets, improvements, processes, methods, formulae, applications, ideas, know-how, customer lists, corporate and other business records, license rights, advertising materials, operating manuals, sales literature, drawings, specifications, descriptions, name plates, catalogues, dealer contracts, supplier contracts, distributor agreements, confidential information, consulting agreements, engineering contracts, proprietary information and goodwill (and all other assets which uniquely reflect such goodwill), and to all income, royalties, damages and payments now and hereafter due or payable therefor or in respect thereof (collectively, the "Proprietary Information" and, together with the Patents, the Trademarks and the Copyrights, the "Intellectual Property Collateral").

     SECTION 2. Representations, Warranties and Covenants of the Grantor.

          (a) The Grantor is and will continue to be the owner of all of the Intellectual Property Collateral, free from any adverse claim, security interest, lien or encumbrance in favor of any Person except for the security interest granted to the Lender and except for Permitted Liens.

          (b) None of the Intellectual Property Collateral is or shall become subject to any Lien in favor of any Person other than the Lender and except for any Permitted Liens, and the Grantor agrees that it shall not license, transfer, convey or encumber any interest in or to the Intellectual Property Collateral, except for licenses for use outside of the United States. Notwithstanding the foregoing, the Grantor shall be permitted to license any of the Trademarks on a non-exclusive basis in the ordinary course of business to
(i) third parties for the sole purpose of manufacturing, marketing, advertising, distributing, or selling goods that are not manufactured, marketed, advertised, distributed, or sold by the Grantor, or (ii) third parties that do not manufacture, market, advertise, distribute, or sell goods in the United States or to others for sale in the United States. Any license of the Intellectual Property Collateral granted by the Grantor (each, a "License") shall be in writing and shall reserve all rights in the Grantor except those reasonably necessary in the ordinary course of business to fulfill the permitted purposes herein. The Grantor shall cause a copy of each License to be delivered to the Lender within thirty (30) days of execution by all parties thereto.

     (c) Except as disclosed in Schedule D hereto, the Grantor has made no previous assignment, transfer or agreement in conflict herewith or constituting a present or future assignment, transfer, or encumbrance of any of the Intellectual Property Collateral.

     (d) Except as disclosed in Schedule D hereto, there is no financing statement or other document or instrument now signed or on file in any public office granting a security interest in or otherwise encumbering any part of the Intellectual Property Collateral, except those showing the Lender as secured party. So long as this Agreement remains in effect, the Grantor will not execute, and there will not be on file in any public office, any such financing statement or other document or instruments, except financing statements filed or to be filed in favor of the Lender or except for those financing statements disclosed on Schedule D hereto.

     (e) Subject to any limitation stated therein or in connection therewith, all information furnished to the Lender concerning the Intellectual Property Collateral and proceeds thereof is and will be accurate and correct in all material respects.

     (f) Except as disclosed in Schedule D hereto, all Intellectual Property Collateral consisting of applications for Patents and for registrations of Trademarks and Copyrights has been duly and properly filed and all Intellectual Property Collateral consisting of issued or granted Patents and of registrations of Trademarks and Copyrights (including, without limitation, any and all renewals, reissues, continuations or divisions thereof, as the case may be) has been duly and properly maintained.

     (g) Promptly upon the receipt of an official filing receipt indicating that a patent application or an application for registration of a trademark has been received by the U.S. Patent and Trademark Office or an application for registration of a copyright has been received by the U.S. Copyright Office and upon the issuance of any patent or of any trademark or copyright registration, the Grantor agrees to notify the Lender in writing, which notice shall identify such patent, trademark or copyright application or patent, trademark or copyright registration, and the Grantor shall execute all documents necessary to perfect a security interest in such patent, trademark or copyright application or such patent or trademark or copyright registration, and the Grantor shall annually, or more frequently as the Lender shall request, cause an instrument sufficient to perfect, protect or establish any Lien hereunder to be recorded in the U.S. Patent and Trademark Office with respect to all United States patent applications filed by it or patents issued to it during the prior calendar year and with respect to all trademark applications filed by it or trademark registrations issued to it during the prior calendar year, and the Grantor shall annually, or more frequently as the Lender shall request, cause an instrument sufficient to perfect, protect or establish any Lien hereunder to be recorded in the U.S. Copyright Office with respect to United States copyright applications filed by it or copyright registrations issued to it during the prior calendar year.

     (h) The Grantor shall not take any action or permit any action to be taken by others subject to the Grantor's control, including licensees, or fail to take any action, or permit others subject to the Grantor's control, including licensees, to fail to take any action, subject to the provisions of Section 2(g), which would, in the case of any such actions or failures to act taken singly or together, adversely affect the validity, grant and enforceability of the security interest granted to the Lender hereunder. Notwithstanding the foregoing, the Grantor shall be permitted to abandon any of the Trademarks in accordance with the terms of Section 2(l).

     (i) The Grantor shall promptly notify the Lender, in writing, of any suit, action, proceeding, claim or counterclaim brought against the Grantor that would reasonably be expected to affect adversely the Intellectual Property Collateral, and shall, on request, deliver to the Lender a copy of all pleadings, papers, orders or decrees theretofore and thereafter filed in any such suit, action or proceeding, and shall keep the Lender duly advised in writing of the progress of any such suit.

     (j) To the best knowledge and belief of the Grantor after due inquiry, no infringement or unauthorized use presently is being made of any Intellectual Property Collateral. In the event of any material infringement of the Intellectual Property Collateral by others or in the event of any other conduct detrimental to the Intellectual Property Collateral by others known or brought to the attention of the Grantor, the Grantor shall promptly notify the Lender in writing at its address set forth in Section 5(a) of such infringement or other conduct and the full nature, extent, evidence and facts of such infringement or other conduct known to the Grantor.

               (k) If requested by the Lender, the Grantor shall provide the Lender a complete status report of all Intellectual Property Collateral. Upon request by the Lender, the Grantor shall deliver to counsel for the Lender copies of any such Intellectual Property Collateral and other documents concerning or related to the prosecution, protection, maintenance, enforcement and issuance of the Intellectual Property Collateral.

               (l) The Grantor shall notify the Lender in writing at the address set forth in Section 5(a) at least sixty days prior to any proposed voluntary abandonment of any Intellectual Property Collateral (other than items of Intellectual Property Collateral that are not useful or beneficial to the business and operations of the Grantor) and obtain the prior written consent of the Lender to such abandonment.

               (m)     During the term of this Agreement, the Grantor agrees:

                  (i) whenever any of the registered Trademarks are used by or on behalf of the Grantor, if reasonably practicable, to affix or cause to be affixed a notice that the mark is a registered trademark or service mark, which notice shall be in a form accepted or required by the trademark marking laws of each country in which the mark is so used and registered; and

                  (ii) whenever any of the underlying works covered by registered Copyrights are used by or on behalf of the Grantor, if reasonably practicable, to affix or cause to be affixed a notice that said underlying works are to be covered, which notice shall be in a form accepted or required by the copyright laws of such country in which said underlying works are so used and registered.

               (n) Subject to the provisions of Section 4(g), during the term of this Agreement, all income, royalties, payments and damages due and payable to the Grantor under or in respect of the Intellectual Property Collateral shall be paid to the Grantor.

               (o) The Grantor agrees, upon the reasonable request by the Lender, during the term of this Agreement:

                  (i) to execute, acknowledge and deliver all additional instruments and documents necessary or desirable to effect the purposes and intents of this Agreement, in a form reasonably acceptable to counsel for the Lender; and

                  (ii) to do all such other acts as may be necessary or appropriate to carry out the purposes and intents of this Agreement, and to create, evidence, perfect and continue the security interests of the Lender in the Intellectual Property Collateral.

          SECTION 3. INDEMNITY. The Grantor agrees to indemnify the Lender from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement and any actions taken pursuant to Section 4 or any failure to act thereunder).

          SECTION 4.  Rights and Remedies Upon an Event of Default.

               (a) If any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory Requirements of Law, the Lender, in addition to other rights and remedies provided for herein and any rights now or hereafter existing under applicable law, shall have all rights and remedies as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

                  (i) personally, or any agents or attorneys, upon three days' prior notice take possession of the Intellectual Property Collateral or any part thereof, from the Grantor or any other Person who then has possession of any part thereof, with or without notice or process of law, and for that purpose may enter upon the Grantor's premises where any of the Intellectual Property Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Grantor; and

          (ii) sell, assign or otherwise liquidate, or direct the Grantor to sell, assign or otherwise liquidate, any or all of the Intellectual Property Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

          (b) Any collateral repossessed by the Lender under or pursuant to
Section 4(a) and any other Intellectual Property Collateral whether or not so repossessed by the Lender, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Lender may, in compliance with any Requirements of Law, determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the Grantor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the Grantor or any nominee of the Grantor to acquire the Intellectual Property Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the Grantor specifying the time and place of such sale and, in the absence of applicable Requirements of Law, shall be by public auction (which may, at the option of the Lender, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers of general circulation in the jurisdiction in which such auction is to be held. To the extent permitted by any such Requirements of Law, the Lender may bid for and become the purchaser of the Intellectual Property Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the Grantor (except to the extent of surplus money received). If, under mandatory Requirements of Law, the Lender shall be required to make disposition of the Intellectual Property Collateral within a period of time which does not permit the giving of notice to the Grantor as hereinabove specified, the Lender need give the Grantor only such notice of disposition as shall be reasonably practicable in view of such mandatory Requirements of Law. The Lender shall not be obligated to make any sale of Intellectual Property Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (c) Upon the occurrence and continuance of an Event of Default, the Lender shall have the right at any time to make any payments and do any other acts the Lender may deem necessary to protect its security interests in the Intellectual Property Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any Lien which, in the reasonable judgment of the Lender, appears to be prior to or superior to the security interests granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interests in, or the value of, the Intellectual Property Collateral. The Grantor hereby agrees to reimburse the Lender for all payments made and expenses incurred under this Agreement including reasonable fees, expenses and disbursements of attorneys and paralegals acting for the Lender, including any of the foregoing payments under, or acts taken to protect its security interests in, the Intellectual Property Collateral, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by the Lender hereunder absent the Lender's gross negligence or willful misconduct. The Lender shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

          (d) The Grantor hereby irrevocably authorizes and appoints the Lender, or any Person or agent the Lender may designate, as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, at the Grantor's cost and expense, in the Lender's good faith business judgment, to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes and intents of this Agreement and to exercise all of the following powers upon and at any time after the occurrence and during the continuance of an Event of Default, which powers, being coupled with an Interest, shall be irrevocable until all of the Obligations shall have been paid and satisfied in full:

                     (i) ask for, demand, collect, bring suit, recover, compromise, administer, accelerate or extend the time of payment, issue credits, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Intellectual Property Collateral;

                     (ii) receive, take, endorse, negotiate, sign, assign and deliver and collect any checks, notes, drafts or other instruments, documents and chattel paper, in connection with clause (i) above;

                     (iii) receive, open and dispose of all mail addressed to the Grantor and notify postal authorities to change the address for delivery thereof to such address as the Lender may designate;

                     (iv) give customers indebted on the Intellectual Property Collateral notice of the Lender's interest therein, or to instruct such customers to make payment directly to the Lender for the Grantor's account or to request, at any time from customers indebted on the Intellectual Property Collateral, verification of information concerning the Intellectual Property Collateral and the amounts owing thereon;

                     (v) convey any item of Intellectual Property Collateral to any purchaser thereof;

                     (vi)   record any instruments under Section 2(g) hereof;

                     (vii) make any payments or take any acts under Section 4(c) hereof; and

                     (viii) file any claims or take any action or institute any proceedings that the Lender may reasonably deem necessary or desirable for the collection of any of the Intellectual Property Collateral or otherwise to enforce the rights of the Lender with respect to any of the Intellectual Property Collateral.

The Lender's authority under this Section 4(d) shall include, without limitation, the authority to execute and give receipt for any certificate of ownership or any document, transfer title to any item of Intellectual Property Collateral, sign the Grantor's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Intellectual Property Collateral and to file the same, prepare, file and sign the Grantor's name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with any Intellectual Property Collateral and prepare, file and sign the Grantor's name on a proof of claim in bankruptcy or similar document against any customer of the Grantor, and to take any other actions arising from or incident to the rights, powers and remedies granted to the Lender in this Agreement. This power of attorney is coupled with an interest and is irrevocable by the Grantor.

                     (e) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Intellectual Property Collateral shall be applied by the Lender against the Obligations in such order as the Lender may determine.

                     (f) The Lender shall have the right of setoff with respect to the Intellectual Property Collateral as provided Section 9.14 of the Loan Agreement.

                     (g) Upon the occurrence and during the continuance of an Event of Default, all income, royalties, payments and damages under or in respect of the Intellectual Property Collateral, if any, received thereafter shall be held by the Grantor in trust for the benefit of the Lender, separate from the Grantor's own property or funds and immediately turned over to the Lender with proper assignments or endorsements. Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right to notify payors of income, royalties, payments and damages under or in respect of the Intellectual Property Collateral to make payment directly to the Lender.

          (h) Each and every right, power and remedy hereby specifically given to the Lender shall be in addition to every other right, power and remedy specifically given under this Agreement or under the other Loan Documents or now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Lender. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Lender in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or any acquiescence therein.

     SECTION 5. General Provisions.

          (a) Notices. All notices, approvals, consents or other communications required or desired to be given hereunder shall be in writing and sent by certified or registered mail, return receipt requested, by overnight delivery service, with all charges prepaid, or by telecopier followed by a hard copy sent by overnight mail, if to the Lender, then to Transamerica Business Credit Corporation, 76 Batterson Road, Farmington, Connecticut 06032, Telecopy; (860) 677-6766, Attn.: Gregory Clark, Esq., and if to the Grantor, then to AboveNet Communications, Inc. 50 W. San Fernando Street #1010, San Jose, California, 95113, Telecopy: (408) 367-6688, Attn.: Mr. Kevin Hourigan, Controller, with a copy to Gunderson Dettmer, 155 Constitution Drive, Menlo Park, California 94025, Attention: Carla Newell, Esq.. All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three Business Days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by telecopier transmission, when receipt of such transmission is acknowledged.

          (b) Headings. The headings in this Agreement are for purposes of reference only and shall not affect the meaning or construction of any provision of this Agreement.

          (c) Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect, in that jurisdiction only, such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

          (d) Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Agreement and any consent to any departure by the Grantor from any provision of this Agreement shall not be effective unless the same shall be in writing and signed by the Grantor and the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (e) Interpretation. Time is of the essence in each provision of this Agreement of which time is an element. All terms not defined herein or in the Loan Agreement shall have the meaning set forth in the Code, except where the context otherwise requires. To the extent a term or provision of this Agreement conflicts with the Loan Agreement and is not dealt with herein with more specificity, the Loan Agreement shall control with respect to the subject matter of such term or provision. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant in determining the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

          (f) Continuing Security Interest. This Agreement shall create a continuing security interest in the Intellectual Property Collateral and shall
(i) remain in full force and effect until the payment in full in cash of the Obligations and the termination of the Loan Agreement, (ii) be binding upon the Grantor and its successors and assigns and (iii) inure, together with the rights and remedies of the Lender, to the Lender's successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Lender may, in accordance with the terms of the Loan Agreement, assign or otherwise transfer all or any portion of its rights and obligations under the Loan Documents (including, without limitation all or any portion of any Loans or any Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Lender herein or otherwise, in each case as provided in the Loan Agreement.

          (g) Reinstatement. To the extent permitted by law, this Agreement shall continue to be effective or be reinstated if at any time any amount received by the Lender in respect of the Obligations is rescinded or must otherwise be restored or returned by the Lender because the Grantor is the subject of an Insolvency Event, all as though such payments had not been made.

          (h) Survival of Provisions. All representations, warranties and covenants of the Grantor contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment and performance by the Grantor of the Obligations secured hereby and termination of the Loan Agreement.

          (i) Lender May Perform. If the Grantor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Grantor and shall constitute Obligations secured by this Agreement.

          (j) No Duty on Lender. The powers conferred on the Lender hereunder are solely to protect the interest of the Lenders in the Intellectual Property Collateral and shall not impose any duty upon the Lender to exercise any such powers. Except for the safe custody of any Intellectual Property Collateral in its possession and the accounting for money actually received by it hereunder, the Lender shall have no duty as to any Intellectual Property Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters related to any Intellectual Property Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any Person or any other rights pertaining to any Intellectual Property Collateral. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Intellectual Property Collateral in its possession if such Intellectual Property Collateral is accorded treatment substantially equal to that which the Lender accords its own property. To the extent the Intellectual Property Collateral is held by a custodian, the Lender shall be deemed to have exercised reasonable care if it has selected the custodian with reasonable care.

          (k) Delays; Partial Exercise of Remedies. No delay or omission of the Lender to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by the Lender of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

          (l) Release; Termination of Agreement. Subject to the provisions of subsection (g) hereof, upon the payment in full in cash of the Obligations and the termination of the Loan Agreement, this Agreement shall terminate and all rights in the Intellectual Property Collateral shall revert to the Grantor. At such time, the Lender shall, upon the request and at the expense of the Grantor,
(A) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination and (B) reassign and redeliver to the Grantor all of the Intellectual Property Collateral hereunder which has not been sold, disposed of, retained or applied by the Lender in accordance with the terms hereof. Such reassignment and redelivery shall be without warranty by or recourse to the Lender, except as to the absence of any prior assignments by the Lender of its interest in the Intellectual Property Collateral.

          (m) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but both of which shall together constitute one and the same agreement.

          (n) GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES, EXCEPT TO THE EXTENT THAT FEDERAL LAW IS APPLICABLE.

          (o) SUBMISSION TO JURISDICTION. ALL DISPUTES BETWEEN THE GRANTOR AND THE LENDER, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT THE LENDER SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE GRANTOR OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY THE LENDER IN GOOD FAITH TO ENABLE THE LENDER TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE LENDER. THE GRANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY THE LENDER. THE GRANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE LENDER HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

          (p) JURY TRIAL. THE GRANTOR AND THE LENDER EACH HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHT TO A TRIAL BY JURY.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement by causing this Agreement to be signed by their respective duly authorized officers on the day and year first above written.

                                   ABOVENET COMMUNICATIONS, INC.

                                  By:
                                     ---------------------------
                                     Name:
                                     Title:

Accepted and Agreed as of the
date first above written:

TRANSAMERICA BUSINESS CREDIT
CORPORATION

By:
   --------------------------
   Name:
   Title:

                                                                     SCHEDULE A


                        PATENTS AND PARENT APPLICATIONS

                                                                      SCHEDULE B


                     TRADEMARKS AND TRADEMARK APPLICATIONS

                                                                      SCHEDULE C


                            COPYRIGHT REGISTRATIONS

                                                                      SCHEDULE D


         ASSIGNMENTS, TRANSFERS, AGREEMENTS, FINANCING STATEMENTS, ETC.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                                      NO. 3
                           STOCK SUBSCRIPTION WARRANT

                           TO PURCHASE COMMON STOCK OF

                  ABOVENET COMMUNICATIONS, INC. (THE "COMPANY")

                  DATE OF INITIAL ISSUANCE: SEPTEMBER 30, 1998

        THIS CERTIFIES THAT for value received, TBCC FUNDING TRUST II or its registered assigns (hereinafter called the "Holder") is entitled to purchase from the Company, at any time during the Term of this Warrant, Fifty Thousand (50,000) shares of common stock, $0.01 par value, of the Company (the "Common Stock"), at the Warrant Price, payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained, and may be exercised in whole or in part.

SECTION 1.  DEFINITIONS.

        For all purposes of this Warrant, the following terms shall have the meanings indicated:

        COMMON STOCK - shall mean and include the Company's authorized Common Stock, $0.01 par value, as constituted at the date hereof.

        EXCHANGE ACT - shall mean the Securities Exchange Act of 1934, as amended from time to time.

        SECURITIES ACT - the Securities Act of 1933, as amended.

        TERM OF THIS WARRANT - shall mean the period beginning on the date of initial issuance hereof and ending on September 29, 2003.

        WARRANT PRICE - $2.50 per share, subject to adjustment in accordance with Section 5 hereof.

        WARRANTS - this Warrant and any other Warrant or Warrants issued in connection with a Commitment Letter dated September 25, 1998 executed by the Company and Transamerica Business Credit Corporation (the "Commitment Letter") to the original holder of this Warrant, or any transferees from such original holder or this Holder.

        WARRANT SHARES - shares of Common Stock purchased or purchasable by the Holder of this Warrant upon the exercise hereof.

SECTION 2.  EXERCISE OF WARRANT.

        2.1. PROCEDURE FOR EXERCISE OF WARRANT. To exercise this Warrant in whole or in part (but not as to any fractional share of Common Stock), the Holder shall deliver to the Company at its office referred to in Section 12 hereof at any time and from time to time during the Term of this Warrant: (i) the Notice of Exercise in the form attached hereto, (ii) cash, certified or official bank check payable to the order of the Company, wire transfer of funds to the Company's account, or evidence of any indebtedness of the Company to the Holder (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased, and (iii) this Warrant. Notwithstanding any provisions herein to the contrary, if the Current Market Price (as defined in Section 5) is greater than the Warrant Price (at the date of calculation, as set forth below), in lieu of exercising this Warrant as hereinabove permitted, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the office of the Company referred to in Section 12 hereof, together with the Notice of Exercise, in which event the Company shall issue to the Holder that number of shares of Common Stock computed using the following formula (a "Net Exercise"):

                               CS = WCS x (CMP-WP)
                                    --------------
                                        CMP

Where

        CS equals the number of shares of Common Stock to be issued to the Holder

        WCS equals the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

        CMP equals the Current Market Price (at the date of such calculation)

        WP equals the Warrant Price (as adjusted to the date of such calculation)

In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding fifteen (15) days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

        2.2. TRANSFER RESTRICTION LEGEND. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

        "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for the Company the securities represented thereby are not, at such time, required by law to bear such legend.

SECTION 3. COVENANTS AS TO COMMON STOCK. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

SECTION 4. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Warrant Price as provided in Section 5, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

SECTION 5. ADJUSTMENT OF WARRANT PRICE. The Warrant Price shall be subject to adjustment from time to time as follows:

        (i) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

        (ii) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall appropriately increase so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

        (iii) In case, at any time during the Term of this Warrant, the Company shall declare a cash dividend upon its Common Stock payable otherwise than out of earnings or earned surplus or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends and distributions) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common Stock), then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution, the Warrant Price in effect thereafter shall be determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction of which the numerator shall be an amount equal to the difference of (x) the Current Market Price of one share of Common Stock minus
(y) the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the stock, securities, evidences of indebtedness, assets, options or rights so distributed in respect of one share of Common Stock, and of which the denominator shall be such Current Market Price.

        (iv) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-tenth (1/10) of a share, as the case may be.

        (v) For the purpose of any computation pursuant to this Section 5, the Current Market Price at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 15 consecutive business days ending on the last business day before the day in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 15 business day period). The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or as reported by Nasdaq (or if the Common Stock is not at the time listed or admitted for trading on any such exchange or if prices of the Common Stock are not reported by Nasdaq then such price shall be equal to the average of the last reported bid and asked prices on such day as reported by The National Quotation Bureau Incorporated or any similar reputable quotation and reporting service, if such quotation is not reported by The National Quotation Bureau Incorporated); provided, however, that if the Common Stock is not traded in such manner that the quotations referred to in this clause (v) are available for the period required hereunder, the Current Market Price shall be determined in good faith by the Board of Directors of the Company or, if such determination cannot be made, by a nationally recognized independent investment banking firm selected by the Board of Directors of the Company (or if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules).

        (vi) Whenever the Warrant Price shall be adjusted as provided in Section 5, the Company shall prepare a statement showing the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder of this Warrant at its, his or her address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of the notice required to be mailed under the provisions of subsection (viii) of this Section 5.

        (vii) Adjustments made pursuant to clauses (i), (ii) and (iii) above shall be made on the date such dividend, subdivision, split-up, combination or distribution, as the case may be, is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend, subdivision, split-up, combination or distribution.

        (viii) In the event the Company shall propose to take any action of the types described in clauses (i), (ii), or (iii) of this Section 5, the Company shall forward, at the same time and in the same manner, to the Holder of this Warrant such notice, if any, which the Company shall give to the holders of capital stock of the Company.

        (ix) In any case in which the provisions of this Section 5 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

SECTION 6.  OWNERSHIP.

        6.1. OWNERSHIP OF THIS WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.

        6.2. TRANSFER AND REPLACEMENT. This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 12 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 6, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

SECTION 7.  MERGERS, CONSOLIDATION, SALES.

        (i) In the case of any proposed reorganization or reclassification of the capital stock of the Company, then, as a condition of such reorganization or reclassification, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such reorganization or reclassification) be issued or payable with respect to or in exchange for the number of shares of such Common Stock purchasable hereunder immediately before such reorganization or reclassification. In any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

        (ii) For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

        (iii) If, on the closing date for any Acquisition, the Current Market Price of the Warrant Shares (or other securities issuable upon exercise of this Warrant) is greater than or equal to three (3) times the Warrant Price, then the successor entity may, at its option, either assume the obligations of the Company under this Warrant or not assume the obligations of the Company under this Warrant. If, on the closing date for any Acquisition, the Current Market Price of the Warrant Shares (or other securities issuable upon exercise of this Warrant) is less than three (3) times the Warrant Price, then the successor entity shall assume the obligations of the Company under this Warrant. If the successor entity assumes the obligations of the Company under this Warrant (whether voluntarily or involuntarily), then this Warrant shall be exercisable for the same class and amount of securities, cash, and/or other property as would be payable for the Warrant Shares issuable upon exercise of this Warrant as if such Warrant Shares were outstanding on the closing date for the Acquisition. If the successor entity does not assume the obligations of the Company under this Warrant, then this Warrant shall be deemed to have been automatically exercised pursuant to the Net Exercise described in Section 2.1 immediately prior to the closing of the Acquisition and thereafter the Holder shall participate in the Acquisition as a holder of the Warrant Shares (or other securities issuable upon exercise of this Warrant) on the same terms as other holders of the same class of securities of the Company.

SECTION 8. NOTICE OF DISSOLUTION OR LIQUIDATION. In case of any distribution of the assets of the Company in dissolution or liquidation (except under circumstances when the foregoing Section 7 shall be applicable), the Company shall give notice thereof to the Holder hereof and shall make no distribution to shareholders until the expiration of thirty (30) days from the date of mailing of the aforesaid notice and, in any case, the Holder hereof may exercise this Warrant within thirty (30) days from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty-day period shall thereafter become null and void.

SECTION 9. NOTICE OF EXTRAORDINARY DIVIDENDS. If the Board of Directors of the Company shall declare any dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable in shares of its Common Stock, the Company shall mail notice thereof to the

Holder hereof not less than thirty (30) days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution, and the Holder hereof shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date. The provisions of this Section 9 shall not apply to distributions made in connection with transactions covered by Section 7.

SECTION 10. FRACTIONAL SHARES. Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 10, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company) over the Warrant Price for such fractional share.

SECTION 11. SPECIAL ARRANGEMENTS OF THE COMPANY. The Company covenants and agrees that during the Term of this Warrant, unless otherwise approved by the Holder of this Warrant:

        11.1. WILL RESERVE SHARES. The Company will reserve and set apart and have available for issuance at all times, free from preemptive or other preferential rights, the number of shares of authorized but unissued Common Stock deliverable upon the exercise of this Warrant.

        11.2. WILL NOT AMEND CERTIFICATE. The Company will not amend its Certificate of Incorporation to eliminate as an authorized class of capital stock that class denominated as "Common Stock" on the date hereof.

        11.3. WILL BIND SUCCESSORS. This Warrant shall be binding upon any corporation or other person or entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

SECTION 12. NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention: Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at 50 W. San Fernando Street #1010, , San Jose, California, 95113, Attention: Controller or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

SECTION 13. NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 14. LAW GOVERNING. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 15. "MARKET STAND-OFF" AGREEMENT. The Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to an underwritten initial public offering of the Company's securities (an "Initial Offering") and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 15 shall apply only to the Company's Initial Offering, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holder if all officers and directors and greater than one percent (1%) shareholders of the Company enter into similar agreements. The underwriters in connection with the Company's Initial Offering are intended third party beneficiaries of this
Section 15 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

               In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

SECTION 16. MISCELLANEOUS. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective predecessor in interest thereof). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this _______ day of _________, 199__.



                                             ABOVENET COMMUNICATIONS, INC.
[CORPORATE SEAL]
                                             By: _______________________________

                                             Title: ____________________________

                           FORM OF NOTICE OF EXERCISE

                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT


        The undersigned hereby exercises the right to purchase _________ shares of Common Stock which the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith

[check one]
                                    [ ]  makes payment of $__________ therefor;
                                         or

                                    [ ]  directs the Company to issue ______
                                         shares, and to withhold ____ shares in
                                         lieu of payment of the Warrant Price,
                                         as described in Section 2.1 of the
                                         Warrant.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:



  The shares are to be issued in certificates of the following denominations:




                                             ___________________________________

                                             [Type Name of Holder]


                                             By: _______________________________

                                             Title: ____________________________


Dated:______________________

                               FORM OF ASSIGNMENT
                                    (ENTIRE)

               [TO BE SIGNED ONLY UPON TRANSFER OF ENTIRE WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

        FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _______________________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.





                                             ___________________________________

                                             [Type Name of Holder]


                                             By: _______________________________

                                             Title: ____________________________


Dated:______________________


NOTICE

        The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT
                                    (PARTIAL)

              [TO BE SIGNED ONLY UPON PARTIAL TRANSFER OF WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

        FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _______________________________ (i) the rights of the undersigned to purchase ___ shares of Common Stock under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.





                                             ___________________________________

                                             [Type Name of Holder]


                                             By: _______________________________

                                             Title: ____________________________


Dated:______________________



NOTICE

        The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                                      NO. 4
                           STOCK SUBSCRIPTION WARRANT

                           TO PURCHASE COMMON STOCK OF

                  ABOVENET COMMUNICATIONS, INC. (THE "COMPANY")

                  DATE OF INITIAL ISSUANCE: _____________, 1998

        THIS CERTIFIES THAT for value received, TBCC FUNDING TRUST II or its registered assigns (hereinafter called the "Holder") is entitled to purchase from the Company, at any time during the Term of this Warrant, Fifty Thousand (50,000) shares of common stock, $0.01 par value, of the Company (the "Common Stock"), at the Warrant Price, payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained, and may be exercised in whole or in part.

SECTION 1.  DEFINITIONS.

        For all purposes of this Warrant, the following terms shall have the meanings indicated:

        COMMON STOCK - shall mean and include the Company's authorized Common Stock, $0.01 par value, as constituted at the date hereof.

        EXCHANGE ACT - shall mean the Securities Exchange Act of 1934, as amended from time to time.

        SECURITIES ACT - the Securities Act of 1933, as amended.

        TERM OF THIS WARRANT - shall mean the period beginning on the earlier of
(i) the date on which the Company closes its "Series F" round of equity financing or (ii) the date upon which the Company closes its initial public offering of securities and ending on the date which is the fifth (5th) anniversary of the date of issuance.

        WARRANT PRICE - shall mean 80% of (i) the price per share paid by purchasers of shares of the Company's Series F Preferred Stock or (ii) the "price to public" for one share of Common Stock in the Company's initial public offering, whichever occurs first, subject to adjustment in accordance with
Section 5 hereof.

        WARRANTS - this Warrant and any other Warrant or Warrants issued in connection with a Commitment Letter dated September 25, 1998 executed by the Company and Transamerica Business

Credit Corporation (the "Commitment Letter") to the original holder of this Warrant, or any transferees from such original holder or this Holder.

        WARRANT SHARES - shares of Common Stock purchased or purchasable by the Holder of this Warrant upon the exercise hereof.

SECTION 2.  EXERCISE OF WARRANT.

        2.1. PROCEDURE FOR EXERCISE OF WARRANT. To exercise this Warrant in whole or in part (but not as to any fractional share of Common Stock), the Holder shall deliver to the Company at its office referred to in Section 12 hereof at any time and from time to time during the Term of this Warrant: (i) the Notice of Exercise in the form attached hereto, (ii) cash, certified or official bank check payable to the order of the Company, wire transfer of funds to the Company's account, or evidence of any indebtedness of the Company to the Holder (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased, and (iii) this Warrant. Notwithstanding any provisions herein to the contrary, if the Current Market Price (as defined in Section 5) is greater than the Warrant Price (at the date of calculation, as set forth below), in lieu of exercising this Warrant as hereinabove permitted, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the office of the Company referred to in Section 12 hereof, together with the Notice of Exercise, in which event the Company shall issue to the Holder that number of shares of Common Stock computed using the following formula (a "Net Exercise"):

                               CS = WCS x (CMP-WP)
                                    --------------
                                        CMP

Where

        CS equals the number of shares of Common Stock to be issued to the Holder

        WCS equals the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

        CMP equals the Current Market Price (at the date of such calculation)

        WP equals the Warrant Price (as adjusted to the date of such calculation)

In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding fifteen (15) days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

        2.2. TRANSFER RESTRICTION LEGEND. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

        "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for the Company the securities represented thereby are not, at such time, required by law to bear such legend.

SECTION 3. COVENANTS AS TO COMMON STOCK. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

SECTION 4. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Warrant Price as provided in Section 5, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

SECTION 5. ADJUSTMENT OF WARRANT PRICE. The Warrant Price shall be subject to adjustment from time to time as follows:

        (i) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

        (ii) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall appropriately increase so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

        (iii) In case, at any time during the Term of this Warrant, the Company shall declare a cash dividend upon its Common Stock payable otherwise than out of earnings or earned surplus or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends and distributions) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common Stock), then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution, the Warrant Price in effect thereafter shall be determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction of which the numerator shall be an amount equal to the difference of (x) the Current Market Price of one share of Common Stock minus
(y) the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the stock, securities, evidences of indebtedness, assets, options or rights so distributed in respect of one share of Common Stock, and of which the denominator shall be such Current Market Price.

        (iv) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-tenth (1/10) of a share, as the case may be.

        (v) For the purpose of any computation pursuant to this Section 5, the Current Market Price at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 15 consecutive business days ending on the last business day before the day in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 15 business day period). The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or as reported by Nasdaq (or if the Common Stock is not at the time listed or admitted for trading on any such exchange or if prices of the Common Stock are not reported by Nasdaq then such price shall be equal to the average of the last reported bid and asked prices on such day as reported by The National Quotation Bureau Incorporated or any similar reputable quotation and reporting service, if such quotation is not reported by The National Quotation Bureau Incorporated); provided, however, that if the Common Stock is not traded in such manner that the quotations referred to in this clause (v) are available for the period required hereunder, the Current Market Price shall be determined in good faith by the Board of Directors of the Company or, if such determination cannot be made, by a nationally recognized independent investment banking firm selected by the Board of Directors of the Company (or if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules).

        (vi) Whenever the Warrant Price shall be adjusted as provided in Section 5, the Company shall prepare a statement showing the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder of this Warrant at its, his or her address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of the notice required to be mailed under the provisions of subsection (viii) of this Section 5.

        (vii) Adjustments made pursuant to clauses (i), (ii) and (iii) above shall be made on the date such dividend, subdivision, split-up, combination or distribution, as the case may be, is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend, subdivision, split-up, combination or distribution.

        (viii) In the event the Company shall propose to take any action of the types described in clauses (i), (ii), or (iii) of this Section 5, the Company shall forward, at the same time and in the same manner, to the Holder of this Warrant such notice, if any, which the Company shall give to the holders of capital stock of the Company.

        (ix) In any case in which the provisions of this Section 5 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

SECTION 6.  OWNERSHIP.

        6.1. OWNERSHIP OF THIS WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.

        6.2. TRANSFER AND REPLACEMENT. This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 12 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 6, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

SECTION 7.  MERGERS, CONSOLIDATION, SALES.

        (i) In the case of any proposed reorganization or reclassification of the capital stock of the Company, then, as a condition of such reorganization or reclassification, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such reorganization or reclassification) be issued or payable with respect to or in exchange for the number of shares of such Common Stock purchasable hereunder immediately before such reorganization or reclassification. In any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

        (ii) For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

        (iii) If, on the closing date for any Acquisition, the Current Market Price of the Warrant Shares (or other securities issuable upon exercise of this Warrant) is greater than or equal to three (3) times the Warrant Price, then the successor entity may, at its option, either assume the obligations of the Company under this Warrant or not assume the obligations of the Company under this Warrant. If, on the closing date for any Acquisition, the Current Market Price of the Warrant Shares (or other securities issuable upon exercise of this Warrant) is less than three (3) times the Warrant Price, then the successor entity shall assume the obligations of the Company under this Warrant. If the successor entity assumes the obligations of the Company under this Warrant (whether voluntarily or involuntarily), then this Warrant shall be exercisable for the same class and amount of securities, cash, and/or other property as would be payable for the Warrant Shares issuable upon exercise of this Warrant as if such Warrant Shares were outstanding on the closing date for the Acquisition. If the successor entity does not assume the obligations of the Company under this Warrant, then this Warrant shall be deemed to have been automatically exercised pursuant to the Net Exercise described in Section 2.1 immediately prior to the closing of the Acquisition and thereafter the Holder shall participate in the Acquisition as a holder of the Warrant Shares (or other securities issuable upon exercise of this Warrant) on the same terms as other holders of the same class of securities of the Company.

SECTION 8. NOTICE OF DISSOLUTION OR LIQUIDATION. In case of any distribution of the assets of the Company in dissolution or liquidation (except under circumstances when the foregoing Section 7 shall be applicable), the Company shall give notice thereof to the Holder hereof and shall make no distribution to shareholders until the expiration of thirty (30) days from the date of mailing of the aforesaid notice and, in any case, the Holder hereof may exercise this Warrant within thirty (30) days from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty-day period shall thereafter become null and void.

SECTION 9. NOTICE OF EXTRAORDINARY DIVIDENDS. If the Board of Directors of the Company shall declare any dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable in shares of its Common Stock, the Company shall mail notice thereof to the Holder hereof not less than thirty (30) days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution, and the Holder hereof shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date. The provisions of this Section 9 shall not apply to distributions made in connection with transactions covered by Section 7.

SECTION 10. FRACTIONAL SHARES. Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 10, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company) over the Warrant Price for such fractional share.

SECTION 11. SPECIAL ARRANGEMENTS OF THE COMPANY. The Company covenants and agrees that during the Term of this Warrant, unless otherwise approved by the Holder of this Warrant:

        11.1. WILL RESERVE SHARES. The Company will reserve and set apart and have available for issuance at all times, free from preemptive or other preferential rights, the number of shares of authorized but unissued Common Stock deliverable upon the exercise of this Warrant.

        11.2. WILL NOT AMEND CERTIFICATE. The Company will not amend its Certificate of Incorporation to eliminate as an authorized class of capital stock that class denominated as "Common Stock" on the date hereof.

        11.3. WILL BIND SUCCESSORS. This Warrant shall be binding upon any corporation or other person or entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

SECTION 12. NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention: Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at 50 W. San Fernando Street #1010, , San Jose, California, 95113, Attention: Controller or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

SECTION 13. NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 14. LAW GOVERNING. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 15. "MARKET STAND-OFF" AGREEMENT. The Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to an underwritten initial public offering of the Company's securities (an "Initial Offering") and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 15 shall apply only to the Company's Initial Offering, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall only be applicable to the Holder if all officers and directors and greater than one percent (1%) shareholders of the Company enter into similar agreements. The underwriters in connection with the Company's Initial Offering are intended third party beneficiaries of this
Section 15 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

SECTION 16. MISCELLANEOUS. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective predecessor in interest thereof). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof



        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this _______ day of _________, 199__.



                                             ABOVENET COMMUNICATIONS, INC.
[CORPORATE SEAL]
                                             By: _______________________________

                                             Title: ____________________________

                           FORM OF NOTICE OF EXERCISE

                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT


        The undersigned hereby exercises the right to purchase _________ shares of Common Stock which the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith

[check one]
                                  [ ]  makes payment of $__________ therefor; or

                                  [ ]  directs the Company to issue ______
                                       shares, and to withhold ____ shares in
                                       lieu of payment of the Warrant Price, as described in Section 2.1 of the Warrant.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:



  The shares are to be issued in certificates of the following denominations:





                                             ___________________________________

                                             [Type Name of Holder]


                                             By: _______________________________

                                             Title: ____________________________


Dated:______________________

                               FORM OF ASSIGNMENT
                                    (ENTIRE)

               [TO BE SIGNED ONLY UPON TRANSFER OF ENTIRE WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

        FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _______________________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.




                                             ___________________________________

                                             [Type Name of Holder]


                                             By: _______________________________

                                             Title: ____________________________


Dated:______________________


NOTICE

        The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT
                                    (PARTIAL)

              [TO BE SIGNED ONLY UPON PARTIAL TRANSFER OF WARRANT]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

        FOR VALUE RECEIVED _________________________ hereby sells, assigns and transfers unto _______________________________ (i) the rights of the undersigned to purchase ___ shares of Common Stock under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.



                                             ___________________________________

                                             [Type Name of Holder]


                                             By: _______________________________

                                             Title: ____________________________


Dated:______________________


NOTICE

        The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.